SUB-ITEM 77Q1(a)

                                 AMENDMENT NO. 3

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of April 30, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Securities Funds, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, AIM Investment Securities Funds is now named AIM Investment Securities Funds (Invesco Investment Securities Funds); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                         NEW NAME
AIM Core Bond Fund                   Invesco Core Bond Fund
AIM Dynamics Fund                    Invesco Dynamics Fund
AIM Global Real Estate Fund          Invesco Global Real Estate Fund
AIM High Yield Fund                  Invesco High Yield Fund
AIM Income Fund                      Invesco Income Fund
AIM Limited Maturity Treasury Fund   Invesco Limited Maturity Treasury Fund
AIM Money Market Fund                Invesco Money Market Fund
AIM Municipal Bond Fund              Invesco Municipal Bond Fund
AIM Real Estate Fund                 Invesco Real Estate Fund
AIM Short Term Bond Fund             Invesco Short Term Bond Fund
AIM U.S. Government Fund             Invesco U.S. Government Fund;

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Investment Securities Funds in the Contract are hereby deleted and replaced with AIM Investment Securities Funds (Invesco Investment Securities Funds).

     2. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

          Invesco Core Bond Fund
          Invesco Dynamics Fund

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          Invesco Global Real Estate Fund
          Invesco High Yield Fund
          Invesco Income Fund
          Invesco Limited Maturity Treasury Fund
          Invesco Money Market Fund
          Invesco Municipal Bond Fund
          Invesco Real Estate Fund
          Invesco Short Term Bond Fund
          Invesco U.S. Government Fund
          Invesco High Yield Securities Fund
          Invesco Van Kampen Core Plus Fixed Income Fund
          Invesco Van Kampen Corporate Bond Fund
          Invesco Van Kampen Government Securities Fund
          Invesco Van Kampen High Yield Fund
          Invesco Van Kampen Limited Duration Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.


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

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser


                                        By: /s/ Eric J. Adelson

                                        Name: Eric J. Adelson
                                        Title: Senior Vice President, Legal and
                                               Secretary


                                        By: /s/ Wayne Bolton

                                        Name: Wayne Bolton
                                        Title: Vice President, Compliance &
                                               Chief Compliance Officer

                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Adviser


                                        By: /s/ K.G. Bayer and /s/ J. Langewand

                                        Name: Karl G. Bayer and Jens Langewand
                                        Title: Managing Directors


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

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran

                                        Name: Michelle Moran
                                        Title: Head of Legal for UK and Ireland

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa

                                        Name: Masakazu Hasegawa
                                        Title: Managing Director

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Robert Ades and /s/ Ian Coltman

                                        Name: Robert Ades and Ian Coltman
                                        Title: Director Head of Legal

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong /s/ Gracie Liu

                                        Name: Anna Tong Gracie Liu
                                        Title: Director Director

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey H. Kupor

                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Counsel


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